As filed with the Securities and Exchange Commission on September 6, 1995

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  August 22, 1995


               Indian River Citrus Investors Limited Partnership

             (Exact name of registrant as specified in its charter)


   Delaware                            2-95219                   04-6613783
(State or other                      (Commission              (IRS Employer
jurisdiction of                      File Number)             Identification
incorporation)                                                      No.)


        One International Place, Boston, Massachusetts         02110
         (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code  (617) 330-8600


                                      N/A
         (Former name or former address, if changed since last report)

Item 5.  Other Events.

                  On August 22, 1995, the Registrant's general partner, Winthrop Agricultural Management II, Inc. (the "General Partner"), executed an amendment (the "Amendment") to the Registrant's partnership agreement (the "Partnership Agreement") pursuant to Section 12.2C of the Partnership Agreement. A copy of the Amendment is attached hereto as Exhibit 3 and incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

Exhibits.         (c)

3. 48th Amendment to the Amended and Restated Limited Partnership Agreement of Indian River Citrus Investors Limited Partnership.


                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                     INDIAN RIVER CITRUS INVESTORS LIMITED
                     PARTNERSHIP
                     (Registrant)

                 By: Winthrop Agricultural Management II, Inc.
                     its general partner


Date: September 6, 1995        By:/s/Judith A. Miller
                            Title: Vice President, Authorized Officer

                                 48th AMENDMENT
                                       TO
            AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF
               INDIAN RIVER CITRUS INVESTORS LIMITED PARTNERSHIP


                  This is the 48th Amendment to the Amended and Restated Agreement of Limited Partnership of Indian River Citrus Investors Limited Partnership, a Massachusetts limited partnership, dated as of November 13, 1985 and amended thereafter from time to time (as so amended, the "Partnership Agreement"). This amendment is made pursuant to the authority granted in sections 6.3, 12.2 and 12.3(A)(2) of the Partnership Agreement. Except as the context otherwise requires, capitalized terms used herein without definition shall have the meanings given to them in the Partnership Agreement.


                                    RECITALS


     A. Section 6.3 of the Partnership Agreement provides that the General Partner "shall have the full and exclusive right to manage and control the business and affairs of the Partnership."

     B. Section 12.2C of the Partnership Agreement provides that "[t]he General Partner may, without the consent or approval of any Limited Partner, amend this Agreement . . . to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provisions herein, or to add any other provisions with respect to matters or questions arising under this Agreement which will not be inconsistent with the provisions of this Agreement .
 . .  [provided]  such  amendment  . . . is not adverse to the  interests  of the
Limited Partners . . . ."

     C. It has come to the attention of the General Partner that the provisions for action by the Limited Partners by written consent set forth in section 12.4 of the Partnership Agreement are ambiguous and fail to specify, among other things, the circumstances under which action by written consent becomes effective and how long consents remain effective to take action. Such ambiguity may give rise to uncertainty as to the consent solicitation procedures applicable to the Partnership. The procedures for action by written consent otherwise require corrective and supplemental amendment in order to give them full effect.

     D. Therefore, in order to provide clarity as to the consent procedures applicable to the Partnership, the General Partner has decided that it is in the best interest of the Partnership to amend the Partnership Agreement to clarify the ambiguity in the Partnership Agreement and correct and supplement the provisions thereof.

                                   AMENDMENT

                  NOW, THEREFORE, pursuant to the authority, and for the reasons, described above, the General Partner hereby amends the Partnership Agreement as follows:

     1. Section 12.4C is hereby amended to add the following at the end of section 12.4C:

         Written notice of a meeting shall state the place, date and time of the meeting (which, subject to the requirements of this section 12.12 as to the date of a meeting, shall be determined by the General Partner), as well as the purposes for which the meeting is called. Business transacted at any meeting of the Partners shall be limited to the purpose stated in the notice of such meeting.

     2. Section 12.4 is hereby amended to add the following provisions:

                  E. Each Partner may authorize another person or persons by written proxy to act for such Partner at any meeting of the Partners, which proxy shall specify the meeting to which it shall apply; provided, however, that no such proxy shall be accepted if it is dated more than six months before the meeting named therein, and no proxy shall be valid after the final adjournment of such meeting.

                  F. In connection with any matter submitted to a vote by written consent pursuant to section 12.4B, every written consent shall bear the date of signature of each Limited Partner who signs the consent and no written consent shall be effective to take the action referred to therein unless, within the time provided by applicable law, but in no event more than 60 calendar days from the earlier of the record date or the date of the earliest dated written consent delivered in the manner required by this section 12.4F to the General Partner, written consents signed by a sufficient number of Limited Partners to take such action are delivered to the General Partner.

                  G. Any material amendment to any action to be taken by written consent pursuant to section 12.4B shall require compliance again with the provisions of section 12.4B and section 12.4E.

                  H. In connection with any matter subject to a vote at a meeting or by written consent, the General Partner shall fix a record date to determine the Limited Partners entitled to vote on such matter and only Limited Partners of record on the record date shall be entitled to vote on such matter. In the case of a vote at a meeting of the Partners, such record date shall not be more than 60 nor less than 15 days before the meeting. In the case of a vote by written consent, such record date shall not be more than 10 days after receipt by the General Partner of the written request to submit the matter to a vote by written consent pursuant to section 12.4B. Notwithstanding the foregoing, such record date shall not precede the date upon which the General Partner fixes the record date.

                  3. If it shall be determined that any provision or wording of this amendment shall be invalid or unenforceable under applicable law, such invalidity or unenforceability shall not invalidate the entire amendment, in which case, this amendment shall be construed so as to limit any term or provision so as to make it enforceable or valid within the requirements of applicable law, and, in the event such term or provision cannot be so limited, this amendment shall be construed to omit such invalid or unenforceable provisions.

                  4. Except as specifically amended above, the Partnership Agreement shall remain in full force and effect in accordance with its terms and the Partnership Agreement is hereby ratified and confirmed.

                  5. This amendment and the rights of the parties hereunder shall be interpreted in accordance with the laws of the State of Massachusetts, and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

                  IN WITNESS WHEREOF, the undersigned hereby executed this Amendment.


Dated:  August 22, 1995


                                GENERAL PARTNER:

                    WINTHROP AGRICULTURAL MANAGEMENT II, INC.

                                      By: /s/ Richard J. McCready
                                     Name:    Richard J. McCready
                                     Title:   Chief Operating Officer


                               LIMITED PARTNERS:

                    By: Winthrop Agricultural Management II, Inc., pursuant to the power of attorney set forth in section 12.3(A)(2) of the Partnership Agreement


                                      By: /s/ Richard J. McCready
                                     Name:    Richard J. McCready
                                     Title:   Chief Operating Officer